PROVIDENT ENERGY TRUST

PROXY AUTHORIZATION FORM AND RESIDENCY DECLARATION

FOR HOLDERS OF TRUST UNITS

THIS PROXY AUTHORIZATION FORM AND RESIDENCY DECLARATION IS SOLICITED BY

THE MANAGEMENT OF PROVIDENT ENERGY LTD.

FOR THE SPECIAL MEETING OF TRUST UNITHOLDERS

TO BE HELD ON SEPTEMBER 17, 2003.

The undersigned trust unitholder of Provident Energy Trust (the "Trust") hereby appoints Grant D. Billing of Calgary, Alberta, or failing him, Mark N. Walker of Calgary, Alberta, with full power of substitution, or instead of either of them, ________________________, as proxyholder for and on behalf of the undersigned, to attend, act, and vote all of the trust units of the Trust which the undersigned may be entitled to vote at the special meeting of trust unitholders of the Trust (the "Meeting") to be held on September 17, 2003, and at any adjournment thereof, with all the powers which the undersigned could exercise if personally present. A trust unitholder has the right to appoint a person to attend and act on his behalf at the Meeting other than any of the persons designated in this proxy authorization form and residency declaration. This right may be exercised by inserting such other person's name in the blank space provided for that purpose above or by completing another proper form of proxy authorization form and residency declaration.

Without limiting the general powers conferred by this form of proxy authorization form and residency declaration, the undersigned hereby revokes any proxy previously given and directs the person named above as proxyholder to vote at the Meeting and at any adjournment thereof, the trust units represented by this proxy authorization form and residency declaration as follows:

1.

To vote FOR or AGAINSTthe special resolution substantially in the form set forth in Schedule "A" to the Proxy Statement and Information Circular of the Trust approving amendments to the trust indenture governing the Trust dated January 25, 2001, as amended.

2.

In the discretion of the proxyholder in respect of any amendments or variation to matters identified in the Notice of Special Meeting included within the Proxy Statement and Information Circular of the Trust dated August 15, 2003 (the "Proxy Statement and Information Circular") and on all other matters that may properly come before the Meeting or any adjournment thereof for which only resident Canadian (for purposes of the Income Tax Act (Canada)) may vote.

The trust units represented by this proxy authorization form and residency declaration will be voted in the manner directed herein by the undersigned on any ballot that may be called for. If no direction is given, the trust units represented by this proxy authorization form and residency declaration will be voted "FOR" Item 1 above. If any other business or amendments or variations to the matters identified in the Notice of Special Meeting included with the Proxy Statement and Information Circular properly come before the Meeting, then discretionary authority is conferred upon the person appointed in this proxy authorization form and residency declaration in the manner that such person sees fit. The undersigned hereby agrees to ratify and confirm all that such proxyholder may do by virtue hereof.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement and Information Circular.

The undersigned declares with respect to trust units in accounts represented by the affixed label:

_______ Trust units are held by beneficial owners who are resident(s) of Canada for the purposes of the Income Tax Act (Canada)

_______ Trust units are held by beneficial owners who are NOT resident(s) of Canada for the purposes of the Income Tax Act (Canada)

This proxy authorization form and residency declaration will not be valid unless the above residency declaration is properly completed, and then only to the extent resident Canadians (for purposes of the Income Tax Act (Canada)) hold beneficial ownership.

Dated _________________________________

___________________________________________________

Signature of Holder

___________________________________________________

Name (please print) of Holder

___________________________________________________

Name (please print) of Authorized Officer

Instructions:

1.

In order for this proxy authorization form and residency declaration to be effective, this proxy authorization form and residency declaration must be executed by the holder of trust units or the attorney of such person authorized in writing or, if the holder of trust units is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, the label accompanying this proxy authorization form and residency declaration must be affixed and this proxy authorization form and residency declaration  must be forwarded in the enclosed self-addressed envelope or such other method of delivery as is noted on the label form attached to this proxy authorization form and residency declaration (if applicable) to be received no later than 3:00 p.m. (Toronto time) on September 15, 2003, or, if the Meeting is adjourned, by 3:00 p.m. (Toronto time) on the second business day prior to the date of the adjourned Meeting, or any further adjournment thereof. If the date is not inserted in the blank space provided above, this proxy authorization form and residency declaration shall be deemed to be dated on the day on which it is mailed by the Trust with the Proxy Statement and Information Circular.

2.

The signature of the holder of trust units should be exactly the same as the name appearing on the label to be affixed to this proxy authorization form and residency declaration.

3.

Persons signing as executors, administrators, trustees, etc. should so indicate. If the holder of trust units is a corporation, its corporate seal must be affixed or this proxy authorization form and residency declaration must be signed by an officer or attorney thereof duly authorized.

PLEASE MARK, DATE AND SIGN THIS PROXY AUTHORIZATION FORM AND RESIDENCY DECLARATION AND PROMPTLY RETURN IT USING THE ENCLOSED ENVELOPE.